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                                                                    EXHIBIT 99.2


                CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Coram Healthcare Corporation (the "Company") on Form l0-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott R. Danitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ SCOTT R. DANITZ
                                        -------------------------------------
                                                   Scott R. Danitz
                                                Senior Vice President,
                                        Chief Financial Officer and Treasurer

November 19, 2002